Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Prospectus dated February 28, 2013

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C and Institutional Class

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Fund’s Board of Trustees (the “Board”) as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

New Subadviser

As disclosed in the Fund’s Prospectus, NB Management and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NBAIM to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Effective May 1, 2013, NB Management will engage Good Hill Partners LP (“Good Hill”) as a new subadviser for the Fund.  In connection with the addition of Good Hill, a portion of the Fund’s assets may be allocated to an investment strategy that focuses on asset-backed securities.

As a result of these changes, the Class A, Class C and Institutional Class Prospectus of the Fund dated February 28, 2013, is revised as follows:

The following is inserted as the seventh paragraph of the “Principal Investment Strategies” section on page 4 of the Class A, Class C and Institutional Class Prospectus:

Asset-backed Securities: This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages, a significant portion of which may be non-agency mortgage-backed securities.  The subadviser may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. The subadviser will target securities with an estimated average weighted duration of approximately 2-6 years at the time of investment.  While the Fund will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.

The following is inserted as the fourth line of the table that appears on the top of page 5 in the “Principal Investment Strategies” of the Class A, Class C and Institutional Class Prospectus:

Asset-backed Securities                                                                           Good Hill Partners LP

Good Hill Partners LP is added to the list of subadvisers under the “Sub-Advisers” section on page 10 of the Class A, Class C and Institutional Class Prospectus.

The following replaces the first sentence in the “Portfolio Managers of the Subadvisers” section on page 11 of the Class A, Class C and Institutional Class Prospectus:

Each of the Portfolio Managers of the subadvisers has managed the Fund since the Fund’s inception, except Franklin J. Collins IV and Brant Brooks of Good Hill Partners LP who have managed the Fund since May 2013.

The following is inserted as the fourth line of the table that appears in the middle of page 11 in the “Portfolio Managers of the Subadvisers” of the Class A, Class C and Institutional Class Prospectus:

Good Hill Partners LP	Franklin J. Collins IV, Co-Chief Investment Officer and Managing Partner Brant Brooks, Co-Chief Investment Officer and Partner

The following is inserted as the fifth paragraph of the “Descriptions of Certain Practices and Security Types” section on page 14 of the Class A, Class C and Institutional Class Prospectus:

Non-agency mortgage backed securities.  Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. These securities potentially offer higher interest rates than agency-backed mortgaged-backed securities, but require careful analysis of quality in an effort to protect against risk of non-payment of principal and/or interest.

Good Hill Partners LP is added to the list of subadvisers engaged by NB Management and NBAIM in the first sentence of the first paragraph of the “Subadvisers” section on page 29 of the Class A, Class C and Institutional Class Prospectus.

The following is added as the fifth paragraph of the “Subadvisers” section on page 29 of the Class A, Class C and Institutional Class Prospectus:

Good Hill Partners LP (“Good Hill”), located at 1599 Post Road East, Westport, CT 06880, manages the assets allocated to the mortgaged-backed securities and asset-backed securities strategy.  Good Hill, founded by Franklin J. Collins IV and Brant Brooks in 2006, specializes in fixed income securities and provides investment management services on a discretionary basis to private investment vehicles and separately managed accounts as well as the Fund.  As of December 31, 2012, Good Hill managed approximately $786 million in total assets.

The following is added as the fourth subheading under the “Portfolio Managers of the Subadvisers” section on page 30 of the Class A, Class C and Institutional Class Prospectus:

Good Hill Partners LP

Franklin J. Collins IV is a Co-Chief Investment Officer and Managing Partner of Good Hill.  Mr. Collins co-founded Good Hill in 2006.

Brant Brooks is a Co-Chief Investment Officer and Partner of Good Hill.  Mr. Brooks co-founded Good Hill in 2006.

From on or about May 10, 2013, The Boston Company Asset Management LLC will no longer act as a subadviser to the Fund and all references in the prospectus to it are hereby deleted in their entirety as of that date.

The date of this supplement is May 1, 2013.

                Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com